Exhibit 1.01

SCHLUMBERGER LIMITED

CONFLICT MINERALS REPORT

FOR THE YEAR ENDED DECEMBER 31, 2020

This Conflict Minerals Report (the “Report”) of Schlumberger Limited has been prepared pursuant to Rule 13p-1 and Form SD (the “Rule”) promulgated under the Securities Exchange Act of 1934, as amended, for the reporting period from January 1, 2020 to December 31, 2020.

All references in this Report to “Schlumberger,” “Company,” “we,” “us” or “our” are to Schlumberger Limited (Schlumberger N.V., incorporated in Curaçao) and its consolidated subsidiaries as of December 31, 2020.

The Rule requires disclosure of certain information when a company manufactures or contracts to manufacture products for which specified minerals are necessary to the functionality or production of those products. The specified minerals are gold, columbite-tantalite (coltan), cassiterite and wolframite, including their derivatives, which are limited to tantalum, tin and tungsten (“conflict minerals”).

Description of Products Covered by this Report

This Report relates to products sold: (a) that contain conflict minerals necessary to their functionality or production (“necessary conflict minerals”); (b) that we had reason to believe may have originated in the Democratic Republic of the Congo or an adjoining country (the “covered countries”) and may not have come from recycled or scrap sources; and (c) that we manufactured, or contracted to be manufactured, in 2020 (the “covered products”).

The covered products are as follows: permanent multiphase meters; subsea safety valves; oil, gas and core analysis laboratory equipment; perforating hardware and accessories; downhole drilling tools; solids and pressure control equipment for drilling fluids systems; data acquisition equipment for drilling operations; surface and downhole completions tools; artificial lift pumps; stimulation pumping and cementing equipment; groundwater monitoring products; drilling equipment packages; blowout preventers; drilling risers, top drives; draw works; complete wellhead and Christmas tree systems for onshore and offshore applications; subsea production systems and manifolds and aftermarket parts; valves; actuators; chokes and aftermarket parts; oil and gas separation equipment; heaters; dehydration and desalting units; gas conditioning units; membrane separation systems; water processing systems; and electronic controls.

Due Diligence Design and Process

Our due diligence efforts were designed to conform in all material respects to the framework in the Organisation for Economic Co-operation and Development’s “OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas” and related Supplements on Gold and on Tin, Tantalum and Tungsten (collectively, the “OECD Guidance”).

The following is a description of the measures that we took to exercise due diligence on the source and chain of custody of necessary conflict minerals contained in our covered products.

Step 1: Company Management Systems

Conflict Minerals Policy

We have adopted a policy relating to conflict minerals in our products (the “Conflict Minerals Policy”), incorporating relevant standards contained in the OECD Guidance, which is available at https://www.slb.com/who-we-are/guiding-principles/corporate-accountability/conflict-minerals. The Conflict Minerals Policy iterates our commitment to responsibly source materials from suppliers that share our values. It reflects our expectation that our immediate (“Tier 1”) suppliers will perform due diligence similar to ours on the sources of conflict minerals in their supply chains, and our expectation that they will require their own suppliers to do the same. It further provides generally that when a robust and validated conflict-free supply chain is established or a robust mineral tracing program is developed, we will expect our direct suppliers to procure only minerals using that validated supply chain, so as to avoid the use of minerals that have financed conflict in the covered countries.

Internal Management Teams

Members of our business, planning and supply chain, legal, compliance, sustainability, human rights, and information technology functions comprised a core team that was involved in various phases of our compliance with the Rule. Members of this core team have put in place processes and controls reasonably designed to increase transparency in our conflict minerals supply chain. Members of the core team annually present to their respective product line or Division Presidents a final, formal review of: (a) their findings as to the source and status of the necessary conflict minerals contained in the covered products sold by their product line or Division, as applicable; and (b) their product line or Division due diligence efforts.

Impact of 2020 Reorganization

During 2020, Schlumberger restructured its organization, combining its 17 existing product lines into four Divisions: Digital & Integration, Reservoir Performance, Well Construction and Production Systems. As a result of this organizational change, our due diligence efforts for the first half of 2020 were based on our historical product lines structure, and for the second half of 2020 they were based on our new Divisions structure.

Control Systems

We have (a) adopted various processes related to our conflict minerals compliance efforts and determinations; (b) adopted standardized data templates for all product lines and Divisions to promote consistency across various information technology systems; (c) adopted a procedure in our engineering design and manufacturing systems that requires the recording of necessary conflict mineral contents of newly-developed parts included in our products; (d) adopted an electronic repository to retain relevant documentation concerning our conflict minerals compliance efforts and determinations; and (e) adopted written summaries, reviewed by the President or acting head of each relevant product line and Division, summarizing how each such product line and Division complied with the Rule and which of its products were subject to the Rule. In addition, certain employees from our planning and supply chain, legal, engineering, manufacturing, sustaining, sales, finance and compliance functions are targeted for annual training.

As a downstream company, we are several tiers removed from conflict mineral smelters and refiners (“SORs”). We therefore must rely on information from industry sources to compare and assess due diligence responses, identify SORs in our supply chains and improve our ongoing due diligence efforts. We implemented a supply chain transparency system through the use of due diligence tools developed by the Responsible Minerals Initiative (“RMI”), including the RMI Conflict Minerals Reporting Template (the “Template”), which is designed to identify the SORs that process the conflict minerals in a company’s supply chain. We also support our suppliers’ use of validation, certification and audit programs on SORs upstream in our supply chain, such as:

•	the Responsible Minerals Assurance Process (“RMAP”) developed by RMI;

•	the ITRI Tin Supply Chain Initiative;

•	the Tungsten Industry – Conflict Mineral Council Framework;

•	the London Bullion Market Association (“LBMA”); and

•	the Responsible Jewellery Council (“RJC”).

We maintain a company-level grievance mechanism, as described in our Code of Conduct, that enables employees and others to anonymously report concerns, including any concerns regarding our conflict minerals supply chain. We communicate this mechanism to our employees at various times.

Step 2: Identification and Assessment of Supply Chain Risks

In order to identify and assess the risks in our supply chain, we first identified products for sale that we manufactured or contracted to manufacture in 2020 that contained, or that may have contained, necessary conflict minerals. As stated above, we have adopted a procedure in our engineering design and manufacturing system that is reasonably designed to identify each necessary conflict mineral included in our products. We also conducted extensive research on our existing parts, particularly those that we had not confirmed in 2019. In cases where we determined that a necessary conflict mineral was contained in one of our parts, we identified that specific mineral and flagged both the part and finished product containing that part in our system. If, after our initial research, we were unable to determine whether a necessary conflict mineral was included in a part, we considered that part to be in scope of the Rule, and such part was internally flagged for additional research. For each new part developed or manufactured in 2020, the engineers and métiers in charge of providing materials for such part were required to indicate any necessary conflict minerals included in the part. Where we determined that a newly-developed part contained a necessary conflict mineral and that the finished product was in scope of the Rule, we included that part in our further information gathering efforts. We then identified our Tier 1 suppliers that supplied us with the parts and products considered to be in scope of the Rule.

Because we are several tiers removed from mining operations and SORs, we must rely on our suppliers to provide information regarding the source and presence of necessary conflict minerals in our covered products. To that end, we engaged a third-party data collection and aggregation provider to assist us in conducting due diligence on our supply chain. Information was collected using the Template, which requested our Tier 1 suppliers to identify the SORs and countries of origin of the necessary conflict minerals they supplied to us and contained in our covered products, and to determine whether any such necessary conflict minerals came from recycled or scrap sources. In conducting due diligence, we prioritized obtaining responses from certain of our suppliers we deemed to be higher-risk, as determined based on their strategic importance to us; we communicated this priority to our third-party data collection and aggregation provider in an effort to increase the response rate of these higher-risk suppliers.

Our supplier engagement began with introductory emails to relevant Tier 1 suppliers, notifying them that we would be conducting appropriate due diligence regarding the presence, source and chain of custody for any necessary conflict minerals that may be contained in parts or products that we purchased from them. The emails also described our conflict minerals compliance program and the Rule. In an effort to increase awareness of our conflict minerals program, we provided suppliers with background materials describing the conflict minerals rule, including frequently asked questions regarding, among other things, conflict minerals tracing. We requested product-level information from our Tier 1 suppliers on the parts and products we purchased from them. Suppliers were allowed to submit multiple responses as necessary to address all such parts and products.

We pursued subsequent engagement with non-responsive suppliers, including sending multiple email reminders requesting survey completion. Suppliers who remained non-responsive after these email reminders were contacted by phone and offered assistance, including further information about the Rule, our conflict minerals program and clarification regarding how they could provide the required information. If, following the above efforts, a supplier still did not provide the information requested, we further escalated the matter internally on a supplier-risk-priority basis and followed up directly with certain of these suppliers.

We reviewed and evaluated all supplier responses for consistency and completeness, both in terms of which products were said to contain or not contain necessary conflict minerals, as well as the origin of those materials. When necessary, we followed up with suppliers on responses to their reporting templates to seek clarifying or corrective information. Specifically, if a supplier indicated that a product it sold to Schlumberger did not contain conflict minerals, but we believed otherwise based on our own analysis, we sent a letter to that supplier requesting (a) evidence that the product does not contain conflict minerals or (b) an updated Template response indicating the results of such supplier’s due diligence on the source of any conflict minerals contained in such product.

In instances where a supplier identified a SOR and the source of its conflict minerals, we sought to verify this information with third-party databases, Internet searches and reviews of government databases and industry and trade organization lists, including the list of known conflict minerals processing facilities worldwide published by the U.S. Department of Commerce. We also compared the SORs identified by suppliers in their responses to us against the list of compliant SORs published in the RMAP, the LBMA and the RJC. In some cases, a supplier identified a SOR and stated that its conflict minerals were not sourced from any of the covered countries. However, we were sometimes able to confirm, based on available information concerning the SOR identified, that the SOR was reported to source conflict minerals from one or more of the covered countries. In such cases, we communicated our findings to the supplier for further investigation. As a general matter, we requested that suppliers update their responses to us as more information became available to them.

Based on our review, we flagged certain responses when:

•	SOR information was provided for a conflict mineral that was not used in the relevant part or product;

•	SOR information was not provided for a conflict mineral that was used in a relevant part or product;

•	SOR information provided could not be verified using the methods described above;

•	a supplier indicated that it sourced conflict minerals from the covered countries, but none of the SORs listed were known to source from the region;

•	a supplier indicated that it had not received conflict minerals data from all relevant suppliers;

•	a supplier indicated that it had not identified all SORs from which it sourced conflict minerals for the relevant parts and products;

•	a supplier indicated that it had not provided all applicable SOR information it received from its suppliers; or

•

a supplier indicated that all of the conflict minerals for the relevant parts and products originated from scrap/recycled sources, but one or more of the SORs listed were not known to be exclusive recyclers.

We followed up on all flagged responses to clarify and address inconsistencies, incompleteness, invalid responses, uncertainties and responses indicating that relevant conflict minerals were or may have been sourced from one or more of the covered countries.

Step 3: Strategy to Respond to Identified Risks

For any SORs that were known to source necessary conflict minerals from any of the covered countries, we confirmed that such SORs were listed in the various lists of compliant SORs described above. For any SORs with unknown sources of conflict minerals that were located in any of the covered countries, we will send, in 2021, a communication to our Tier 1 suppliers who sourced from such SORs, recommending that they request that such SORs become certified as compliant, pursue an alternative source of conflict minerals, and participate in the RMI to support industry efforts to achieve supply chain transparency.

As described in our Conflict Minerals Policy, in the event that we have reason to believe a supplier is supplying us with conflict minerals from sources that may support conflict in any of the covered countries, we will encourage that supplier to establish an alternative source of conflict minerals that does not support such conflict, or we may consider reevaluating the supplier relationship. If a Tier 1 supplier (i) has been unresponsive or otherwise uncooperative in our due diligence efforts or (ii) is not compliant with our Conflict Minerals Policy and is unwilling to expect its own suppliers to use conflict-free sources, then we may likewise reassess the supplier relationship. As described above, we support the use of validation, certification and audit programs for SORs in our supply chain.

Our supplier engagement efforts described above in “Step 2: Identification and Assessment of Supply Chain Risks” also support our risk mitigation efforts.

Step 4: Independent Third-Party Audit of SORs’ Due Diligence Practices

As stated above, we are several tiers removed from mining operations and SORs, rendering transparency of our supply chain very difficult. Furthermore, we do not have direct relationships with SORs and do not perform direct audits of the entities within our supply chain (though we do conduct routine audits of key Tier 1 suppliers in accordance with internal requirements). Accordingly, we rely on our suppliers to provide the information necessary to assess compliance with our conflict minerals program and support the development and implementation of independent third-party audits of SORs’ sourcing, such as the RMAP.

We use a third party to aid in verifying the information supplied by our suppliers with respect to the SORs that they source from, and to review and confirm the validity of the RMAP, RJC and LBMA certifications of those SORs. In some cases, our third party reaches out directly to SORs as necessary to confirm the information either publicly available or made available in reporting template responses that may be contradictory or incomplete.

Step 5: Report on Supply Chain Due Diligence

As indicated in the Specialized Disclosure Report on Form SD, this Report and our Conflicts Minerals Policy are publicly available on our website at https://www.slb.com/who-we-are/guiding-principles/corporate-accountability/conflict-minerals.

Results of Supply Chain Due Diligence

For 2020, we sent the Template to 4,558 suppliers and received completed responses from approximately 30% of these suppliers. As part of our risk identification and mitigation efforts, we focused on obtaining responses from our top suppliers, based on strategic importance. The following table lists the response rate and certain other information for our suppliers.

Supplier Rank (Strategic Importance)	Response Rate	Number of Suppliers
Top	50%	407
High	37%	1,033
Medium	32%	280
Low	24%	2,838

Many of the respondents indicated that they had not finished the due diligence on their supply chains and were still completing the Template. As indicated above, we requested information from our suppliers at the product level; 67% of the completed Templates provided information at the product level for 2020, as compared to 70% for 2019.

For the responses we received at the company level, rather than product level, we do not know whether the SORs listed actually supplied conflict minerals that we used in our covered products. Therefore, such SORs are not included in the tables below of the SORs that we know to have processed the necessary conflict minerals contained in our covered products.

For responses we received at the product level, 317 SORs, organized by type of metal, are listed in the tables below. Based on our due diligence, we identified 53 verified SORs that smelt or source conflict minerals from one or more of the covered countries, of which 48 are certified with a recognized certification body. Three additional SORs are not currently certified by a recognized certification body, but are in the process of becoming certified by RMAP. Of the two remaining SORs that are not currently certified by a recognized certification body, one is located in a covered country with an unknown gold source, and the other is known to source tin from a covered country.

Future Process Improvements

Supplier engagement — As stated above, we received responses from 30% of our Tier 1 suppliers for 2020. An additional 4% of our Tier 1 suppliers provided some information in response to our reasonable country of origin inquiry, but did not complete their responses. We will continue to engage with our Tier 1 suppliers to attempt to increase supply chain transparency, including by following up with unresponsive suppliers and by sending the communications described above in “Step 3: Strategy to Respond to Identified Risks”.

In addition, we will work with our Tier 1 suppliers to obtain even more product-level responses. As stated above, 67% of our supplier responses for 2020 were at the product level, as compared to 70% for 2019.

Training — In 2020, members of the planning and supply chain, legal, engineering, manufacturing, sustaining, sales and marketing, finance and compliance functions were targeted for annual training under the Rule. We will also develop additional training materials in 2021 to enhance understanding of various procedures for targeted employees who are integral to our reporting requirements under the Rule.

Automation of additional product lines — As described above, we have adopted standardized data templates for all product lines and Divisions to ensure consistency across various information technology systems and adopted a procedure in our engineering design and manufacturing systems that requires the recording of necessary conflict mineral contents of newly-developed parts included in our products. These templates and systems continue to be refined and automated in our current business units, and implemented in any new business units which are the result of acquisition throughout the calendar year. We expect to continue to improve our automatization of these processes and the number of business units which they cover.

SORs and Countries of Origin

The table below, which is as of May 7, 2021, lists the SORs known to us to have supplied necessary conflict minerals contained in our covered products and that sourced conflict minerals from one or more of the covered countries:

Metal	Smelter/Refiner	Certification Status	Mine Country of Origin
Tungsten	A.L.M.T. TUNGSTEN Corp.	RMAP	DRC - Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Burundi, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, Nigeria, France, Niger, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Gold	African Gold Refinery		No known country of origin (smelter located in Uganda)

Gold	Almalyk Mining and Metallurgical Complex (AMMC)	LBMA, RMAP	DRC - Congo (Kinshasa), Argentina, United States, Japan, Uzbekistan, Zambia, Switzerland, Canada, China, Brazil, Mexico, Chile, Australia, Peru, Germany

Gold	Asaka Riken Co., Ltd.	RMAP	Recycle/Scrap, Armenia, Burundi, Mozambique, Niger, Japan, Rwanda, Mexico, Nigeria

Tungsten	Asia Tungsten Products Vietnam Ltd.	RMAP	Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, South Sudan, Hungary, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Germany, Ethiopia, Burundi, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Uganda, Suriname, Israel, Australia, Estonia, Indonesia

Gold	CCR Refinery—Glencore Canada Corporation	LBMA, RMAP	DRC - Congo (Kinshasa), Argentina, United States, Japan, Zambia, Switzerland, Canada, China, Australia, Chile, Peru, Germany, Indonesia

Tantalum	Changsha South Tantalum Niobium Co., Ltd.	RMAP	DRC - Congo (Kinshasa), Canada, Russian Federation, Mozambique, China, Brazil, Australia, Thailand

Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	RMAP	DRC - Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, Philippines, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	CV Venus Inti Perkasa	RMAP—Active	Canada, Japan, Guyana, Mexico, Suriname, Congo (Brazzaville), Chile, Peru, Switzerland, Germany, Indonesia

Tin	EM Vinto	RMAP	DRC - Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Metal	Smelter/Refiner	Certification Status	Mine Country of Origin
Tantalum	F&X Electro-Materials Ltd.	RMAP	DRC - Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, South Sudan, Hungary, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Ethiopia, Germany, Burundi, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, Recycle/Scrap, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Uganda, Suriname, Israel, Australia, Estonia, Indonesia

Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, Niger, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	RMAP	DRC - Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tantalum	Global Advanced Metals Aizu	RMAP	DRC - Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, South Sudan, Hungary, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Ethiopia, Germany, Burundi, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Uganda, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	Global Advanced Metals Boyertown	RMAP	DRC - Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, South Sudan, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Germany, Ethiopia, Russian Federation, Burundi, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Uganda, Suriname, Israel, Australia, Indonesia, Estonia

Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	RMAP

Metal	Smelter/Refiner	Certification Status	Mine Country of Origin
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	RMAP	DRC - Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, Philippines, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	H.C. Starck Hermsdorf GmbH	RMAP	DRC - Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Mozambique, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Burundi, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tantalum	H.C. Starck Inc.	RMAP	Burundi, United States, Japan, Rwanda, Sierra Leone, Congo (Brazzaville), Bolivia, India, Canada, Mozambique, Namibia, China, Brazil, Zimbabwe, Australia, Nigeria, Ethiopia, Germany

Tungsten	H.C. Starck Tungsten GmbH	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	Hydrometallurg, JSC	RMAP	DRC - Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Gold	Jiangxi Copper Co., Ltd.	LBMA, RMAP	United States, China, Japan, Rwanda, Chile

Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	RMAP	DRC - Congo (Kinshasa), Canada, Russian Federation, China, Brazil, Malaysia, Australia, Bolivia, Peru, Indonesia

Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	RMAP	DRC - Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, South Sudan, Hungary, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Italy, Central African Republic, Peru, Ethiopia, Germany, Russian Federation, Burundi, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Uganda, Suriname, Israel, Australia, Indonesia, Estonia

Metal	Smelter/Refiner	Certification Status	Mine Country of Origin
Tantalum	Jiujiang Tanbre Co., Ltd.	RMAP	DRC - Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, South Sudan, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, South Africa, Central African Republic, Peru, Germany, Ethiopia, Burundi, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, Philippines, Rwanda, United Kingdom, Kenya, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Uganda, Suriname, Israel, Australia, Indonesia, Estonia

Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	RMAP	DRC - Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tantalum	KEMET Blue Metals	RMAP	DRC - Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Mali, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, South Sudan, Hungary, Japan, Tanzania, Zambia, Ghana, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, South Africa, Central African Republic, Peru, Germany, Ethiopia, Burundi, Russian Federation, Singapore, Viet Nam, United States, Guinea, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, Niger, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Mexico, Zimbabwe, Uganda, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	LSM Brasil S.A.	RMAP	DRC - Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	Luna Smelter, Ltd.	RMAP	No known country of origin

Tin	Magnu’s Minerais Metais e Ligas Ltda.	RMAP	DRC - Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Metal	Smelter/Refiner	Certification Status	Mine Country of Origin
Tin	Malaysia Smelting Corporation (MSC)	RMAP	DRC - Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Austria, Mongolia, Mozambique, Luxembourg, Korea, Republic of, Guyana, Laos, Ecuador, Colombia, Argentina, Hungary, South Sudan, Tanzania, Zambia, Congo (Brazzaville), India, Belgium, Namibia, Taiwan, South Africa, Central African Republic, Germany, Ethiopia, Burundi, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Netherlands, China, Ireland, Slovakia, France, United Kingdom, Kenya, Djibouti, Czech Republic, Zimbabwe, Uganda, Suriname, Israel, Australia, Estonia, Indonesia

Tin	Metallo Belgium N.V.	RMAP	DRC - Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Gold	Mitsubishi Materials Corporation	LBMA, RMAP	Canada, Papua New Guinea, Austria, Mongolia, Mozambique, Hong Kong, Japan, United Kingdom, Congo (Brazzaville), Chile

Gold	Nihon Material Co., Ltd.	LBMA, RMAP	DRC - Congo (Kinshasa), Niger, Japan, Rwanda, Malaysia, Bolivia, Thailand, Switzerland, Portugal, Spain, Canada, Mozambique, China, Brazil, Australia, Nigeria, Chile, Peru, Indonesia

Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	RMAP	DRC - Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Mozambique, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, South Sudan, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Ethiopia, Germany, Russian Federation, Burundi, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, Niger, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Mexico, Uganda, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	Operaciones Metalurgicas S.A.	RMAP	DRC - Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, Philippines, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Gold	Prioksky Plant of Non-Ferrous Metals	LBMA, RMAP	Russian Federation, Japan, Rwanda, Sierra Leone, Bolivia, India, Canada, Mozambique, Namibia, China, Brazil, Zimbabwe, Australia, Ethiopia, Germany

Tin	PT Bukit Timah	RMAP—Active

Metal	Smelter/Refiner	Certification Status	Mine Country of Origin
Tin	PT Stanindo Inti Perkasa	RMAP	DRC - Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Armenia, Mongolia, Austria, Mozambique, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Mexico, Suriname, Israel, Australia, Estonia, Indonesia

Tin	PT Timah Nusantara	RMAP—Active	DRC - Congo (Kinshasa), Burundi, Niger, China, Rwanda, Brazil, Malaysia, Congo (Brazzaville), Bolivia, Nigeria, Indonesia

Tin	PT Tinindo Inter Nusa	RMAP	DRC - Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Gold	Rand Refinery (Pty) Ltd.	LBMA, RMAP	DRC - Congo (Kinshasa), Papua New Guinea, Hong Kong, Guinea, Philippines, Tanzania, Ghana, Malaysia, Switzerland, Canada, Austria, Mozambique, Mali, China, Namibia, South Africa, Jersey, Australia, Germany

Gold	Samduck Precious Metals	RMAP	United States, Japan, Rwanda, Sierra Leone, Thailand, Bolivia, India, Canada, Mozambique, China, Namibia, Brazil, Korea, Republic of, Zimbabwe, Australia, Germany, Ethiopia

Tantalum	Taki Chemical Co., Ltd.	RMAP	Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, South Sudan, Hungary, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Ethiopia, Germany, Burundi, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Uganda, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	TANIOBIS Co., Ltd.	RMAP	DRC - Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Mozambique, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, South Sudan, Hungary, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, South Africa, Central African Republic, Peru, Germany, Ethiopia, Burundi, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, Rwanda, United Kingdom, Kenya, Switzerland, Spain, Djibouti, Czech Republic, Mexico, Zimbabwe, Uganda, Suriname, Israel, Australia, Estonia, Indonesia

Metal	Smelter/Refiner	Certification Status	Mine Country of Origin
Tantalum	TANIOBIS GmbH	RMAP	DRC - Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Mozambique, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, South Sudan, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Germany, Ethiopia, Burundi, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Uganda, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	TANIOBIS Japan Co., Ltd.	RMAP	Japan, Rwanda, Sierra Leone, Bolivia, India, Canada, Mozambique, Namibia, China, Brazil, Zimbabwe, Australia, Ethiopia, Germany

Tantalum	TANIOBIS Smelting GmbH & Co. KG	RMAP	DRC - Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Germany, Ethiopia, Russian Federation, Burundi, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	Thaisarco	RMAP	DRC - Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Morocco, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, South Sudan, Hungary, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Ethiopia, Germany, Russian Federation, Burundi, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Poland, Slovakia, Nigeria, France, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Uganda, Suriname, Israel, Australia, Indonesia, Estonia

Tantalum	Ulba Metallurgical Plant JSC	RMAP	DRC - Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Mozambique, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, South Sudan, Hungary, Japan, Tanzania, Zambia, Congo (Brazzaville), Belarus, India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Ethiopia, Germany, Burundi, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Uganda, Suriname, Israel, Australia, Estonia, Indonesia

Tin	VQB Mineral and Trading Group JSC		DRC - Congo (Kinshasa), Viet Nam, China, Japan, Malaysia, Peru, Indonesia

Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	RMAP	Russian Federation, Burundi, Niger, Rwanda, Malaysia, Bolivia, Thailand, Spain, Canada, China, Brazil, Mexico, Nigeria, Australia

Metal	Smelter/Refiner	Certification Status	Mine Country of Origin
Tungsten	Xiamen Tungsten Co., Ltd.	RMAP	DRC - Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, Niger, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Mexico, Suriname, Israel, Australia, Estonia, Indonesia

The table below, which is as of May 7, 2021, lists the SORs known to us to have supplied necessary conflict minerals contained in our covered products but did not source conflict minerals from any of the covered countries:

Metal	Smelter/Refiner	Certification Status	Mine Country of Origin
Gold	Advanced Chemical Company	RMAP	United States, Peru, Indonesia

Gold	Aida Chemical Industries Co., Ltd.	RMAP	Recycle/Scrap, Canada, Japan, Bolivia, Peru, Portugal, Spain

Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	LBMA, RJC, RMAP	Recycle/Scrap, Philippines, Japan, China, Brazil, Sierra Leone, Nigeria, Thailand, Laos, Germany

Tin	Alpha	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Korea, Republic of, Guyana, Jersey, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Sweden, Netherlands, Ireland, China, Slovakia, France, Nigeria, Recycle/Scrap, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	An Vinh Joint Stock Mineral Processing Company		Turkey, Viet Nam, Brazil

Gold	AngloGold Ashanti Corrego do Sitio Mineracao	LBMA, RMAP	Brazil, South Africa, Australia

Gold	Argor-Heraeus S.A.	LBMA, RMAP	Argentina, Singapore, Hong Kong, Philippines, China, South Africa, Chile, Switzerland, Indonesia

Gold	Asahi Pretec Corp.	LBMA, RMAP	Myanmar, Papua New Guinea, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, Hong Kong, United States, Guinea, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, Recycle/Scrap, Uzbekistan, United Kingdom, Spain, Djibouti, Czech Republic, Zimbabwe, Mexico, Suriname, Israel, Australia, Estonia, Indonesia

Gold	Asahi Refining Canada Ltd.	LBMA, RMAP	Canada, Japan, Australia

Gold	Asahi Refining USA Inc.	LBMA, RMAP	Canada, Hong Kong, United States, China, Uzbekistan, Malaysia, Bermuda, Australia, Chile, Peru, Indonesia

Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.		Turkey, Brazil, Australia, Indonesia

Gold	Aurubis AG	LBMA, RMAP	Recycle/Scrap, Canada, Hong Kong, United States, China, Japan, Brazil, Germany, Indonesia

Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	LBMA, RMAP	Canada, China, Philippines, Brazil, Italy, Indonesia

Gold	Boliden AB	LBMA, RMAP	Canada, Sweden, Ireland, China, Finland, Indonesia

Gold	C. Hafner GmbH + Co. KG	LBMA, RJC, RMAP	China, Japan, Brazil, Chile, Australia, Peru, Germany

Gold	Caridad		China, Japan, Korea, Republic of, Mexico, Chile, Bolivia

Gold	Cendres + Metaux S.A.	RMAP	Recycle/Scrap, Australia, Switzerland, Germany

Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	RMAP	China

Gold	Chimet S.p.A.	LBMA, RMAP	Recycle/Scrap, Turkey, Italy, Mexico, Australia

Metal	Smelter/Refiner	Certification Status	Mine Country of Origin
Tin	China Tin Group Co., Ltd.	RMAP	Russian Federation, United States, China, Mexico, Switzerland, Indonesia

Gold	Chugai Mining	RMAP	Canada, United States, Japan, Chile, Australia, Peru, Indonesia

Tin	CV Ayi Jaya	RMAP—Active	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	D Block Metals, LLC	RMAP	United States

Gold	Daye Non-Ferrous Metals Mining Ltd.	LBMA	Singapore, Hong Kong, United States, Japan, Uzbekistan, United Kingdom, Malaysia, Switzerland, Canada, Belgium, China, Mexico, South Africa, Australia, Chile

Gold	DODUCO Contacts and Refining GmbH	RMAP	Recycle/Scrap, Canada, Hong Kong, United States, Japan, China, Australia, Chile, Peru, Germany

Gold	Dowa	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, Hong Kong, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, Philippines, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Mexico, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Gold	DSC (Do Sung Corporation)	RMAP	Recycle/Scrap, Brazil, Korea, Republic of, South Africa, Australia

Gold	Eco-System Recycling Co., Ltd. East Plant	RMAP	Recycle/Scrap, Canada, Mozambique, Japan, Australia, Bolivia, Indonesia

Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company		Canada, Viet Nam, United States, China, Brazil, Chile

Gold	Emirates Gold DMCC	RMAP	United Arab Emirates

Tin	Estanho de Rondonia S.A.	RMAP—Active	Taiwan, Brazil

Tantalum	Exotech Inc.	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Mozambique, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	Fenix Metals	RMAP	Recycle/Scrap, China, Poland, Brazil, Australia, Bolivia, Kazakhstan, Peru, Indonesia

Gold	Fidelity Printers and Refiners Ltd.		Zimbabwe

Tantalum	FIR Metals & Resource Ltd.	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Israel, Australia, Indonesia, Estonia

Metal	Smelter/Refiner	Certification Status	Mine Country of Origin
Tungsten	Fujian Jinxin Tungsten Co., Ltd.

Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Gold	Geib Refining Corporation	RMAP	United States, China

Tin	Gejiu Kai Meng Industry and Trade LLC	RMAP	China

Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	RMAP	China

Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	RMAP	China, Brazil, Indonesia

Tungsten	Global Tungsten & Powders Corp.	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	LBMA, RMAP	Russian Federation, Papua New Guinea, Japan, Malaysia, Bolivia, Canada, Mongolia, Mozambique, China, Brazil, Poland, Australia, Peru, Kyrgyzstan, Tajikistan, Indonesia

Gold	Great Wall Precious Metals Co., Ltd. of CBPM	LBMA	Russian Federation, China

Gold	Guangdong Jinding Gold Limited		China, Taiwan, Brazil, Australia, Peru

Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.		China

Metal	Smelter/Refiner	Certification Status	Mine Country of Origin
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.		China, Korea, Republic of

Gold	Heimerle + Meule GmbH	LBMA, RMAP	Recycle/Scrap, Hong Kong, Philippines, Malaysia, Canada, Mongolia, Austria, Mozambique, China, Mexico, South Africa, Jersey, Australia, Germany

Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Gold	Heraeus Metals Hong Kong Ltd.	LBMA, RJC, RMAP	Singapore, Viet Nam, Hong Kong, Philippines, Japan, Malaysia, Thailand, Switzerland, Canada, Mozambique, China, Taiwan, South Africa, Australia, France, Laos, Peru, Germany

Gold	Heraeus Precious Metals GmbH & Co. KG	RMAP—Active	Hong Kong, United States, Malaysia, United Arab Emirates, Bolivia, Switzerland, Saudi Arabia, Turkey, China, Jersey, Australia, Chile, Peru, Germany

Tin	Huichang Jinshunda Tin Co., Ltd.	RMAP

Gold	Hunan Chenzhou Mining Co., Ltd.		Canada, Mozambique, China, Australia, Switzerland

Tungsten	Hunan Chenzhou Mining Co., Ltd.	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	RMAP

Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Gold	HwaSeong CJ CO., LTD.		Canada, Hong Kong, United States, Japan, China, Korea, Republic of, Mexico, Australia

Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	LBMA, RMAP	Mongolia, China, Mexico

Gold	Ishifuku Metal Industry Co., Ltd.	LBMA, RMAP	Canada, United States, China, Japan, Australia

Gold	Istanbul Gold Refinery	LBMA, RMAP	Turkey

Gold	Japan Mint	LBMA, RMAP	Japan, Italy, Mexico, Australia

Metal	Smelter/Refiner	Certification Status	Mine Country of Origin
Tungsten	Japan New Metals Co., Ltd.	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	RMAP	China

Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tungsten	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.		China

Tin	Jiangxi New Nanshan Technology Ltd.	RMAP	Russian Federation, China, Bolivia, Portugal

Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	RMAP	China, Korea, Republic of

Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	RMAP	Argentina, Papua New Guinea, Singapore, Guinea, United States, Japan, Canada, China, Brazil, Mexico, Chile, Australia, Peru

Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant		Canada, Russian Federation, Japan, Australia

Gold	JSC Uralelectromed	LBMA, RMAP	Russian Federation, Taiwan, Brazil, Australia, Switzerland

Gold	JX Nippon Mining & Metals Co., Ltd.	LBMA, RMAP	Saudi Arabia, Taiwan, United Kingdom, Chile, Indonesia

Gold	Kaloti Precious Metals		United Arab Emirates

Gold	Kazakhmys Smelting LLC		Kazakhstan, Kyrgyzstan

Gold	Kazzinc	LBMA, RMAP	Japan, China, Taiwan, Australia, Kazakhstan, Switzerland, Peru

Tungsten	Kennametal Fallon	RMAP	Recycle/Scrap, Russian Federation, Viet Nam, United States, China, Bolivia, Portugal

Tungsten	Kennametal Huntsville	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, South Africa, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Gold	Kennecott Utah Copper LLC	LBMA, RMAP	United States, China

Gold	KGHM Polska Miedz Spolka Akcyjna	RMAP	Chile

Metal	Smelter/Refiner	Certification Status	Mine Country of Origin
Gold	Kojima Chemicals Co., Ltd.	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Gold	Kyrgyzaltyn JSC	LBMA, RMAP	Brazil, Australia, Kyrgyzstan

Gold	L’azurde Company For Jewelry		Saudi Arabia, Canada, Japan, Taiwan, Australia

Gold	Lingbao Gold Co., Ltd.		China

Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.		China

Gold	LS-NIKKO Copper Inc.	LBMA, RMAP	Singapore, Hong Kong, United States, Japan, Kazakhstan, India, China, Brazil, Korea, Republic of, South Africa, Mexico, Australia, Chile, Peru, Indonesia

Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.		China

Tungsten	Malipo Haiyu Tungsten Co., Ltd.	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	Masan Tungsten Chemical LLC (MTC)	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Gold	Materion	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Gold	Matsuda Sangyo Co., Ltd.	LBMA, RMAP	Canada, Hong Kong, United States, China, Japan, United Kingdom, Australia, Indonesia

Tin	Melt Metais e Ligas S.A.	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Metal	Smelter/Refiner	Certification Status	Mine Country of Origin
Tin	Metallic Resources, Inc.	RMAP	United States

Tin	Metallo Spain S.L.U.	RMAP	Spain

Tantalum	Metallurgical Products India Pvt., Ltd.	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Mozambique, Luxembourg, Korea, Republic of, Guyana, Brazil, Jersey, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, South Africa, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Kenya, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Gold	Metalor Technologies (Hong Kong) Ltd.	LBMA, RJC, RMAP	Hong Kong, United States, Japan, China, Australia, Peru, Switzerland

Gold	Metalor Technologies (Singapore) Pte., Ltd.	LBMA, RJC, RMAP	Singapore, China, Switzerland

Gold	Metalor Technologies (Suzhou) Ltd.	RJC, RMAP	China, South Africa

Gold	Metalor Technologies S.A.	LBMA, RJC, RMAP	Canada, Sweden, Belgium, Hong Kong, United States, China, United Kingdom, Ivory Coast, Switzerland, Indonesia

Gold	Metalor USA Refining Corporation	LBMA, RJC, RMAP	Canada, United States, China, Mexico, Switzerland

Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	LBMA, RMAP	China, Mexico

Tin	Mineracao Taboca S.A.	RMAP	Brazil, Thailand

Tantalum	Mineracao Taboca S.A.	RMAP	Brazil

Tin	Minsur	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	Mitsubishi Materials Corporation	RMAP	Canada, Papua New Guinea, Japan, Indonesia

Gold	Mitsui Mining and Smelting Co., Ltd.	LBMA, RMAP	Canada, Japan, China, Australia

Tantalum	Mitsui Mining and Smelting Co., Ltd.	RMAP	Japan, Brazil, United Kingdom, Malaysia, Chile, Australia

Gold	MMTC-PAMP India Pvt., Ltd.	LBMA, RMAP	United States, India

Gold	Morris and Watson		New Zealand, Recycle/Scrap, United States

Gold	Moscow Special Alloys Processing Plant	LBMA, RMAP	Russian Federation, China, Bolivia

Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	LBMA, RMAP	Saudi Arabia, Turkey, United Arab Emirates

Gold	Navoi Mining and Metallurgical Combinat	RMAP	United States, China, Uzbekistan, Indonesia

Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company		Viet Nam, Estonia

Metal	Smelter/Refiner	Certification Status	Mine Country of Origin
Tungsten	Niagara Refining LLC	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Mexico, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	Novosibirsk Processing Plant Ltd.	RMAP—Active	Russian Federation, United States, Philippines, Kazakhstan, Peru

Tantalum	NPM Silmet AS	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	O.M. Manufacturing (Thailand) Co., Ltd.	RMAP	Netherlands, Philippines, China, Thailand

Tin	O.M. Manufacturing Philippines, Inc.	RMAP	Canada, China, Japan, Philippines, Brazil, Malaysia, Bolivia, Peru

Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	RJC, RMAP	Austria, Indonesia

Gold	Ohura Precious Metal Industry Co., Ltd.	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, South Africa, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)	LBMA, RMAP	Russian Federation

Gold	OJSC Novosibirsk Refinery	LBMA, RMAP	Canada, Russian Federation, China, Philippines, Brazil, Italy, Malaysia, Bolivia, Peru, Switzerland

Gold	PAMP S.A.	LBMA, RMAP	Canada, Hong Kong, United States, China, Japan, Mexico, United Kingdom, South Africa, Australia, Switzerland, Indonesia

Gold	Penglai Penggang Gold Industry Co., Ltd.		China

Gold	PT Aneka Tambang (Persero) Tbk	LBMA, RMAP	Canada, Brazil, Malaysia, Chile, Australia, Bolivia, Switzerland, Peru, Ethiopia, Germany, Indonesia

Tin	PT Aries Kencana Sejahtera	RMAP - Active	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Metal	Smelter/Refiner	Certification Status	Mine Country of Origin
Tin	PT Artha Cipta Langgeng	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, Uzbekistan, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Mexico, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	PT ATD Makmur Mandiri Jaya	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	PT Babel Inti Perkasa	RMAP

Tin	PT Babel Surya Alam Lestari	RMAP	China

Tin	PT Mitra Stania Prima	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, Kyrgyzstan, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Mexico, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	PT Prima Timah Utama	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	PT Refined Bangka Tin	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, Philippines, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	PT Timah Tbk Kundur	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Metal	Smelter/Refiner	Certification Status	Mine Country of Origin
Tin	PT Timah Tbk Mentok	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Gold	PX Precinox S.A.	LBMA, RMAP	Canada, Mozambique, Australia, Switzerland

Tantalum	QuantumClean	RMAP	United States, Brazil, Poland

Gold	Refinery of Seemine Gold Co., Ltd.		China

Gold	Royal Canadian Mint	LBMA, RMAP	Canada, United States, Japan, Guyana, Mexico, Suriname, Chile, Peru, Switzerland, Germany

Tin	Rui Da Hung	RMAP	China, Japan, Taiwan, Brazil

Gold	Sabin Metal Corp.		Canada, Russian Federation, United States, China, Brazil, Mexico, Portugal

Gold	Safimet S.p.A	RMAP	Italy

Gold	SAFINA A.S.	RMAP	Czech Republic

Gold	SAMWON METALS Corp.		Canada, Sweden, Hong Kong, China, Korea, Republic of, Australia

Gold	SAXONIA Edelmetalle GmbH	RMAP	Germany

Gold	SEMPSA Joyeria Plateria S.A.	LBMA, RMAP	Spain

Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.		Russian Federation

Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	LBMA, RMAP	United States, China, Japan

Gold	Singway Technology Co., Ltd.	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	LBMA, RMAP	Russian Federation, Taiwan, Germany

Tin	Soft Metais Ltda.	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Metal	Smelter/Refiner	Certification Status	Mine Country of Origin
Gold	Solar Applied Materials Technology Corp.	LBMA, RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, Hong Kong, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tantalum	Solikamsk Magnesium Works OAO	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Gold	Sumitomo Metal Mining Co., Ltd.	LBMA, RMAP	United States, Philippines, Japan, Australia, Chile, Indonesia

Gold	T.C.A S.p.A	LBMA, RMAP	Italy

Gold	Tanaka Kikinzoku Kogyo K.K.	LBMA, RMAP	Singapore, Hong Kong, United States, Japan, Uzbekistan, United Kingdom, Malaysia, Bolivia, Switzerland, Canada, Belgium, China, Mexico, South Africa, Chile, Australia, Indonesia

Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	RMAP

Tantalum	Telex Metals	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, Nigeria, France, Recycle/Scrap, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Gold	The Refinery of Shandong Gold Mining Co., Ltd.	LBMA, RMAP	China, Peru

Gold	Tokuriki Honten Co., Ltd.	LBMA, RMAP	Canada, Hong Kong, United States, China, Japan, Chile, Australia, Peru

Gold	Tongling Nonferrous Metals Group Co., Ltd.		China

Gold	Torecom	RMAP	Russian Federation, China, Korea, Republic of, Brazil, Mexico, Bolivia, Chile, Indonesia

Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company		Viet Nam, Indonesia

Gold	Umicore Brasil Ltda.

Gold	Umicore Precious Metals Thailand	RJC, RMAP	United States, China, Thailand, Peru

Gold	Umicore S.A. Business Unit Precious Metals Refining	LBMA, RMAP	Canada, Japan, China, Bolivia

Gold	United Precious Metal Refining, Inc.	RMAP	Canada, Russian Federation, Belgium, United States, Japan, China, Australia, Thailand, Bolivia, Switzerland, Peru, Indonesia

Gold	Valcambi S.A.	LBMA, RJC, RMAP	Hong Kong, Japan, China, Taiwan, Australia, Switzerland, Germany

Gold	Western Australian Mint (T/a The Perth Mint)	LBMA, RMAP	Papua New Guinea, Hong Kong, Guinea, China, Korea, Republic of, Australia, Chile, Bolivia, Peru

Tin	White Solder Metalurgia e Mineracao Ltda.	RMAP	China, Brazil, Thailand, Peru, Germany

Metal	Smelter/Refiner	Certification Status	Mine Country of Origin
Gold	WIELAND Edelmetalle GmbH	RMAP	Germany

Tungsten	Wolfram Bergbau und Hutten AG	RMAP	Austria, China, Australia

Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.

Tantalum	XinXing Haorong Electronic Material Co., Ltd.	RMAP	China

Gold	Yamakin Co., Ltd.	RMAP	Canada, Mozambique, United States, Japan, China, Brazil, Australia

Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	RMAP	Russian Federation, China, Peru

Gold	Yokohama Metal Co., Ltd.	RMAP	Japan, China, Brazil, Malaysia, Spain

Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	RMAP	Recycle/Scrap, Singapore, China

Gold	Yunnan Copper Industry Co., Ltd.		Canada, China, Chile

Tin	Yunnan Tin Company Limited	RMAP	Myanmar, Hong Kong, United States, Malaysia, Bolivia, Canada, Belgium, China, Brazil, Australia, Peru, Germany, Ethiopia, Indonesia

Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	LBMA, RMAP	Canada, Mongolia, Mozambique, China, Philippines, Thailand, Australia, Laos, Switzerland, Germany, Ethiopia

The table below, which is as of May 7, 2021, lists the SORs known to us to have supplied necessary conflict minerals contained in our covered products and that were either certified as compliant by one or more independent third-party audit certification programs or that used only recycled or scrap minerals, but as to which we were unable to determine the countries of origin from which they sourced such conflict minerals:

Metal	Smelter/Refiner	Certification Status
Gold	8853 S.p.A.	RMAP
Tungsten	ACL Metais Eireli	RMAP
Gold	Al Etihad Gold Refinery DMCC	RMAP
Tantalum	Asaka Riken Co., Ltd.	RMAP
Gold	AU Traders and Refiners	RJC, RMAP
Gold	Bangalore Refinery	RMAP
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	RMAP
Tungsten	China Molybdenum Co., Ltd.	RMAP
Tin	Dowa	RMAP
Gold	DS PRETECH Co., Ltd.	RMAP
Gold	Eco-System Recycling Co., Ltd. North Plant	RMAP
Gold	Eco-System Recycling Co., Ltd. West Plant	RMAP
Tungsten	Fujian Ganmin RareMetal Co., Ltd.	RMAP
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	RMAP
Tin	Gejiu Fengming Metallurgy Chemical Plant	RMAP
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	RMAP
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	RMAP
Tin	HuiChang Hill Tin Industry Co., Ltd.	RMAP
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	RMAP
Gold	Italpreziosi	RJC, RMAP
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	RMAP
Tantalum	Jiangxi Tuohong New Raw Material	RMAP
Tungsten	KGETS CO., LTD.	RMAP
Gold	Korea Zinc Co., Ltd.	RMAP
Gold	L’Orfebre S.A.	RMAP
Tungsten	Lianyou Metals Co., Ltd.	RMAP
Gold	LT Metal Ltd.	RMAP
Tin	Ma’anshan Weitai Tin Co., Ltd.	RMAP
Gold	Marsam Metals	RMAP
Tantalum	Meta Materials	RMAP
Gold	Metal Concentrators SA (Pty) Ltd.	RMAP
Tungsten	Moliren Ltd.	RMAP
Tungsten	Philippine Chuangxin Industrial Co., Inc.	RMAP
Gold	Planta Recuperadora de Metales SpA	RMAP
Tin	PT Bangka Serumpun	RMAP
Tin	PT Menara Cipta Mulia	RMAP
Tin	PT Rajawali Rimba Perkasa	RMAP
Tin	PT Rajehan Ariq	RMAP
Gold	REMONDIS PMR B.V.	RMAP
Tin	Resind Industria e Comercio Ltda.	RMAP
Tantalum	Resind Industria e Comercio Ltda.	RMAP
Gold	SAAMP	RJC, RMAP
Gold	Sichuan Tianze Precious Metals Co., Ltd.	LBMA, RMAP
Gold	SungEel HiMetal Co., Ltd.	RMAP
Tungsten	TANIOBIS Smelting GmbH & Co. KG	RMAP
Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	RMAP
Tin	Tin Technology & Refining	RMAP
Gold	TOO Tau-Ken-Altyn	RMAP
Tungsten	Unecha Refractory Metals Plant	RMAP
Tungsten	Woltech Korea Co., Ltd.	RMAP
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	RMAP
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	RMAP

The table below, which is as of May 7, 2021, lists the SORs known to us to have supplied necessary conflict minerals contained in our covered products and that were not certified as compliant by one or more independent third-party audit certification programs. In addition, despite our diligence efforts we were unable to determine the countries from which these SORs sourced necessary conflict minerals:

Metal	Smelter/Refiner
Gold	Abington Reldan Metals, LLC
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.
Gold	Alexy Metals
Tungsten	Artek LLC
Gold	Augmont Enterprises Private Limited
Gold	C.I Metales Procesados Industriales SAS
Gold	CGR Metalloys Pvt Ltd.
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda
Tin	CRM Synergies
Tungsten	Cronimet Brasil Ltda
Gold	Degussa Sonne / Mond Goldhandel GmbH
Gold	Dijllah Gold Refinery FZC
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.
Gold	Emerald Jewel Industry India Limited (Unit 1)
Gold	Emerald Jewel Industry India Limited (Unit 2)
Gold	Emerald Jewel Industry India Limited (Unit 3)
Gold	Emerald Jewel Industry India Limited (Unit 4)
Gold	Fujairah Gold FZC
Gold	GCC Gujrat Gold Centre Pvt. Ltd.
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.
Tungsten	GEM Co., Ltd.
Gold	Gold Coast Refinery
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.
Gold	International Precious Metal Refiners
Gold	JALAN & Company
Tungsten	JSC “Kirovgrad Hard Alloys Plant”
Gold	K.A. Rasmussen
Gold	Kundan Care Products Ltd.
Gold	Kyshtym Copper-Electrolytic Plant ZAO
Gold	MD Overseas
Gold	Metallix Refining Inc.
Gold	Modeltech Sdn Bhd
Tin	Modeltech Sdn Bhd
Gold	NH Recytech Company
Tungsten	NPP Tyazhmetprom LLC
Gold	Pease & Curren
Tin	Pongpipat Company Limited
Tin	Precious Minerals and Smelting Limited
Tin	PT Lautan Harmonis Sejahtera
Tin	PT Mitra Sukses Globalindo
Gold	QG Refining, LLC
Gold	Sai Refinery
Gold	Sancus ZFS (L’Orfebre, SA)
Gold	Sellem Industries Ltd.
Gold	Shandong Humon Smelting Co., Ltd.
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.
Gold	Shirpur Gold Refinery Ltd.

Metal	Smelter/Refiner
Gold	Sovereign Metals
Gold	State Research Institute Center for Physical Sciences and Technology
Gold	Sudan Gold Refinery
Tin	Super Ligas
Gold	Tony Goetz NV